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                                                                      EXHIBIT 21
                        K N ENERGY, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT



NAME OF COMPANY                                                                                   STATE OF INCORPORATION
---------------                                                                                   ----------------------
AOG Gas Transmission Company, L.P......................................................................... Texas
AOG Holdings, Inc. ....................................................................................... Delaware
American Gas Storage, L.P. ............................................................................... Texas
American Gathering, L.P. ................................................................................. Texas
American Oil & Gas Corporation............................................................................ Delaware
American Pipeline Company ................................................................................ Delaware
American Processing, L.P. ................................................................................ Texas
Caprock Pipeline Company ................................................................................. Delaware
Compressor Pump & Engine Machine, Inc. ................................................................... Wyoming
en*able, LLC*............................................................................................. Delaware
Gas Natural del Noroeste, S.A. de C.V. ................................................................... Mexico
K N Energy International, Inc. ........................................................................... Delaware
K N Energy de Mexico, S.A. de C.V. ....................................................................... Mexico
K N Field Services, Inc. ................................................................................. Colorado
K N Finance Company ...................................................................................... Colorado
K N Gas Gathering, Inc.................................................................................... Colorado
K N Gas Supply Services, Inc. ............................................................................ Colorado
K N Interstate Gas Transmission Co. ...................................................................... Colorado
K N Marketing, L.P. ...................................................................................... Texas
K N Natural Gas, Inc. .................................................................................... Colorado
K N Processing, Inc. ..................................................................................... Delaware
K N Services, Inc. ....................................................................................... Colorado
K N Trading, Inc.     .................................................................................... Delaware





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

K N TransColorado, Inc. .................................................................................. Colorado
K N Wattenberg Transmission Limited Liability Company..................................................... Colorado
K N WesTex Gas Service Company............................................................................ Texas
mc(2) Inc.* .............................................................................................. Delaware
MCN Gulf Processing Corp.* ............................................................................... Delaware
MCN Overseas Inc.* ....................................................................................... Delaware
MCN Properties Corp.* .................................................................................... Delaware
MGS Marketing Corp.* ..................................................................................... Delaware
MidCon Corp.* ............................................................................................ Delaware
MidCon Business Services Corp.* .......................................................................... Delaware
MidCon Dehydration Corp.* ................................................................................ Delaware
MidCon Development Corp.* ................................................................................ Delaware
MidCon Exploration Company* .............................................................................. Illinois
MidCon Gas Natural de Mexico, S.A. de C.V.* .............................................................. Mexico
MidCon Gas Products Corp.* ............................................................................... Delaware
MidCon Gas Products of New Mexico Corp.* ................................................................. Delaware
MidCon Gas Services Corp.* ............................................................................... Delaware
MidCon Management Corp.* ................................................................................. Delaware
MidCon Marketing Corp.* .................................................................................. Delaware
MidCon Mexico Pipeline Corp.* ............................................................................ Delaware
MidCon NGL Corp.* ........................................................................................ Delaware
MidCon NGV Corp.* ........................................................................................ Delaware
MidCon Razorback Pipeline Corp.* ......................................................................... Delaware
MidCon Texas Gas Limited, Inc.* .......................................................................... Delaware
MidCon Texas Gas Services Corp.* ......................................................................... Delaware
MidCon Texas Pipeline Operator, Inc.* .................................................................... Delaware
MidTex Pipeline Company* ................................................................................. Delaware
NALOCO, Inc.* ............................................................................................ Delaware
NATOCO, Inc.* ............................................................................................ Delaware
Natural Gas Pipeline Company of America* ................................................................. Delaware
NGPL-Canyon Compression Co.* ............................................................................. Delaware
NGPL Independence Pipeline Company* ...................................................................... Delaware



NGPL Offshore Company* ................................................................................... Delaware
NGPL-Overthrust Inc.* .................................................................................... Delaware
NGPL-TIPCO, Inc.* ........................................................................................ Delaware
NGPL-Trailblazer Inc.* ................................................................................... Delaware
Northern Gas Company. .................................................................................... Wyoming
Occidental Energy Development Corp.* ..................................................................... Delaware
Palo Duro Pipeline Company, Inc.* ........................................................................ Delaware
Panola/Rusk Gatherers .................................................................................... Texas
Red River Pipeline, L.P. ................................................................................. Texas
Rocky Mountain Natural Gas Company........................................................................ Colorado
Slurco Corporation ....................................................................................... Colorado
TCP Gathering Co. ........................................................................................ Colorado
United Texas Transmission Company* ....................................................................... Delaware
Westar Transmission Company............................................................................... Delaware
Wildhorse Energy Partners, LLC............................................................................ Delaware


All of the subsidiaries named above are included in the consolidated financial statements of the Registrant included herein, except those marked with an asterisk.